UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2013

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Exact name of registrant as specified in its charter)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters.

Effective December 3, 2013, the Chicago Mercantile Exchange, Inc., (“CME” or “Exchange”) approved the application to exceed position limits submitted on behalf of iShares® S&P GSCI™ Commodity-Indexed Investing Pool, LLC (the “Investing Pool”) to hold an additional 27,224 contracts beyond the position limits established by the CME for futures contracts on the S&P GSCI-ER Index. The position limits established by the Exchange typically prohibits any person from holding a position of more than 59,000 contracts on the S&P GSCI-ER Index. The approved exemption is effective through December 2, 2014. The Investing Pool was previously granted an exemption to exceed position limits by an additional 60,000 contracts. As a result, the maximum number of futures contracts the Investing Pool may hold has effectively decreased from 119,000 to 86,224.

The above exemption is only applicable to the Investing Pool, and is not expected to apply to the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”) following the dissolution of the Investing Pool, expected to occur at the end of this year, as disclosed in the current report on Form 8-K filed by the Trust and the Investing Pool with the Securities and Exchange Commission on November 29, 2013.  As of December 3, 2013, the Trust, through the Investing Pool, held 24,633 contracts, and has initiated discussions with the CME regarding obtaining its own separate exemption.

Forward-Looking Statements

This report contains statements believed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than historical facts are forward-looking statements.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.  These risks and uncertainties include, but are not limited to, the risks described under the caption “Risk Factors” in the Trust’s and the Investing Pool’s Annual Report on Form 10-K for the period ended December 31, 2012, as updated and amended by subsequent current and periodic reports of the Trust and the Investing Pool under the United States Securities Exchange Act of 1934, as amended.  Except as required by applicable securities laws, the Trust and the Investing Pool assume no obligation, and disclaim any duty, to update the forward-looking statements in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2013

iShares® S&P GSCI™ Commodity-Indexed Trust*
(Registrant)

By:	BlackRock Asset Management International Inc.

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC
(Rule 140 Co-Registrant)

By:	BlackRock Asset Management International Inc., its Manager

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

*	The registrant is a trust. The individuals specified above are signing in their capacities as officers of BlackRock Asset Management International Inc., the sponsor of the trust.